UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 3, 2008
Dana Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-1063 (Commission File Number)	26-1531856 (IRS Employer Identification Number)
4500 Dorr Street, Toledo, Ohio 43615
(Address of principal executive offices) (Zip Code)
(419) 535-4500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Retention Incentive Award
On July 1, 2008, Dana Limited, a subsidiary of Dana Holding Corporation (Dana) informed Ralf Goettel, President — Europe & Sealing & Thermal Products Group, by letter of its intention to provide him a Retention Incentive Award of one year’s salary of 320,000 € (approximately U.S. $503,344 at the current rate of exchange) (Award). The Award will be payable in (i) 18 months or (ii) upon the accomplishment of several key business initiatives (whichever comes first). In order to be eligible to receive the Award, Mr. Goettel must be an active Dana employee in good standing at the time of the occurrence of either of the events described above and deliver the Release described below.
The preceding summary of the letter is qualified in its entirety by reference to the text of the letter. The letter is attached as Exhibit 10.1 to this Current Report on Form 8-K and the terms thereof are incorporated by reference into this Item 5.02.
Release
As a condition to receiving the Award described above, Dana Limited and Mr. Goettel executed a release (Release) dated July 3, 2008 and effective July 10, 2008. The Release provides that Mr. Goettel has not and will not file any lawsuit related to his employment with Dana or any of its subsidiaries or affiliates. Further, in consideration of the Award, Mr. Goettel released Dana from any and all claims he might otherwise have asserted related to his employment with Dana, including, but not limited to, the potential payment of incentive compensation otherwise provided pursuant to the Executive Incentive Compensation (EIC) plan for 2008 in accordance with his 2007 employment agreement as previously disclosed.
The Release further provides that Mr. Goettel will not release his rights, if any, to vested benefits under (i) any benefit plan maintained by Dana pursuant to which he claims to have rights or (ii) any claims that may arise after July 3, 2008 other than the possible claim for EIC that might otherwise be payable in April of 2009 for the year 2008 as described above.
Finally, Dana advised Mr. Goettel of his right to revoke the Release within 7 days after signing it. Mr. Goettel signed the Release on July 3, 2008 and did not exercise his right to revoke it. Accordingly, the potential Award and Release became effective July 10, 2008.
The preceding summary of the Release is qualified in its entirety by reference to the text of the Release. The Release is attached as Exhibit 10.2 to this Current Report on Form 8-K and the terms thereof are incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits. The following exhibits are filed with this report.

Exhibit No.	Description

10.1	Letter to Ralf Goettel dated July 1, 2008

10.2	Release by and between Dana Limited and Ralf Goettel dated July 3, 2008 and effective July 10, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA HOLDING CORPORATION
Date: July 10, 2008	By:	/s/ Marc S. Levin
		Name:	Marc S. Levin
		Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Letter to Ralf Goettel dated July 1, 2008

10.2	Release by and between Dana Limited and Ralf Goettel dated July 3, 2008 and effective July 10, 2008

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